Exhibit 10.33

THE ALLSTATE CORPORATION

EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

As Amended and Restated effective as of February 20, 2007

I.     Purpose.

        The purpose of The Allstate Corporation Equity Incentive Plan for Non-Employee Directors (the "Plan") is to promote the interests of The Allstate Corporation (the "Company") by providing an inducement to obtain and retain the services of qualified persons as members of the Company's Board of Directors (the "Board") and to align more closely the interests of such persons with the interests of the Company's stockholders by providing a significant portion of the compensation provided to such persons in the form of equity securities of the Company.

II.    Administration.

        The Plan shall be administered by the Committee. The Committee shall have full power to construe and interpret the Plan and Shares, RSUs and Options granted hereunder, to establish and amend rules for its administration and to correct any defect or omission and to reconcile any inconsistency in the Plan or in any Share, RSU or Option granted hereunder to the extent the Committee deems desirable to carry the Plan or any Share, RSU or Option granted hereunder into effect. Any decisions of the Committee in the administration of the Plan shall be final and conclusive. The Committee may authorize any one or more of its members, the secretary of the Committee or any officer of the Company to execute and deliver documents on behalf of the Committee. Each member of the Committee, and, to the extent provided by the Committee, any other person to whom duties or powers shall be delegated in connection with the Plan, shall incur no liability with respect to any action taken or omitted to be taken in connection with the Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.

III.  Eligibility.

        Each Non-Employee Director shall be eligible to participate in the Plan.

IV.    Limitation on Aggregate Shares.

        A.    Maximum Number of Shares.    The aggregate maximum number of Shares that may be granted pursuant to the Plan or delivered upon settlement of RSUs or upon exercise of Options granted pursuant to the Plan shall be 580,000 Shares. Such maximum number of Shares is subject to adjustment under the provisions of Section IV.B. The Shares to be granted pursuant to the Plan or delivered upon settlement of RSUs or upon exercise of Options may be either (i) authorized but unissued Shares or (ii) Shares previously issued which have been reacquired by the Company ("Treasury Shares"); provided, however, that on or after June 1, 2001, only Treasury Shares shall be granted pursuant to the Plan or delivered upon settlement of RSUs or exercise of Options (other than upon exercise of Options granted prior to such date). In the event any RSU, Option or Reload Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full or without all Shares subject thereto having been delivered, the Shares subject to such RSU, Option or Reload Option but not delivered or purchased thereunder shall be available for future RSUs, Options or Reload Options to be granted under the Plan.

        B.    Adjustment.    The maximum number of Shares referred to in Section IV.A of the Plan, the number of RSUs granted pursuant to Section VI of the Plan, the number of Shares subject to outstanding RSUs granted under Section VI of the Plan, the number of Options granted pursuant to Section VII of the Plan, and the option price and the number of Shares which may be purchased under any outstanding Option granted under Section VII of the Plan shall be proportionately adjusted for

(i) any increase or decrease in the number of issued and outstanding Shares as the result of (a) the declaration and payment of a dividend payable in Common Stock, or the division of the Common Stock outstanding at the date hereof (or the date of the grant of any such outstanding Option or RSU, as applicable) into a greater number of Shares without the receipt of consideration therefore by the Company, or any other increase in the number of such Shares of the Company outstanding at the date hereof (or the date of the grant of any such outstanding Option or RSU, as applicable) which is effective without the receipt of consideration therefore by the Company (exclusive of any Shares granted by the Company to employees of the Company or any of its Subsidiaries without receipt of separate consideration by the Company), or (b) the consolidation of the Shares outstanding at the date hereof (or the date of the grant of any such outstanding Option or RSU, as applicable) into a smaller number of Shares without the payment of consideration thereof by the Company, or any other decrease in the number of such Shares outstanding at the date hereof (or the date of the grant of any such outstanding Option or RSU, as applicable) effected without the payment of consideration by the Company or (ii) to the extent not addressed in (i), any equity restructuring (within the meaning of Financial Accounting Standards No. 123 (revised 2004)) that causes the per share value of the Common Stock to change; provided, however, that the total option price for all Shares which may be purchased upon the exercise of any Option granted pursuant to the Plan (computed by multiplying the number of Shares originally purchasable thereunder, reduced by the number of such Shares which have theretofore been purchased thereunder, by the original option price per share before any of the adjustments herein provided for) shall not be changed.

        In the event of a change in the Common Stock as presently constituted which is limited to a change of the Company's authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of this Plan and no adjustment will be required pursuant to this Section IV.B.

        The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section IV.B, a Non-Employee Director shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

V.     Definitions.

        The following terms shall have the meanings set forth below when used herein:

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Nominating and Governance Committee of the Board, any successor committee of the Board performing similar functions or, in the absence of such a committee, the Board.

        "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

        "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Non-Employee Director unable or incompetent to carry out his or her duties as a member of the Board and which is expected to be permanent or for an indefinite duration.

        "Dividend Equivalent Right" means an unfunded and unsecured promise to pay a cash amount equal to the regular cash dividends that would be paid on a Share of Common Stock underlying a Restricted Stock Unit if such Share had been delivered pursuant to the Restricted Stock Unit award.

        "Election Shares" means any Shares issued to a Non-Employee Director pursuant to the election of such person to receive such Shares in lieu of cash compensation made in accordance with Section VIII.B.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means the price at which a share of the Stock was last sold in the principal United States market for the Stock as of the date for which fair market value is being determined.

        "Initial Election Date" means, for each Non-Employee Director, the later to occur of (i) the date the Plan is approved and adopted by the Company's stockholders pursuant to Section XIII of the Plan, and (ii) the date of such member's initial election or appointment to the Board.

        "Non-Employee Director" means each member of the Board who is not an officer or employee of the Company or any of its Subsidiaries.

        "Option" means an option to purchase shares of Common Stock.

        "Restricted Stock Unit" or "RSU" means a restricted stock unit award, which represents an unfunded and unsecured promise to deliver a Share of Common Stock in accordance with Article VI.

        "Shares" means shares of Common Stock.

        "Subsidiary" means any partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity, a majority of the partnership or other similar equity ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, the Company or a Subsidiary shall be deemed to have a majority ownership interest in a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity if the Company or such Subsidiary shall be allocated a majority of partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity gains or losses or shall be or control the managing director, the trustee, the manager or the general partner of such partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity.

VI.   Formula Restricted Stock Unit Grants for Non-Employee Directors.

        A.    Annual Grant of Restricted Stock Units.    Beginning December 1, 2004, on December 1 of each year 2,000 RSUs shall automatically be granted to each Non-Employee Director serving on the Board on such date who has served in such capacity since June 1 of such year. If any person serving as a Non-Employee Director on June 1 of 2004 or any subsequent year ceases to serve as a director of the Company prior to December 1 of such year, such director shall be automatically granted on his or her last day of service a number of RSUs equal to (i) 2,000 multiplied by (ii) a fraction, the numerator of which is the number of full calendar months such Non-Employee Director has served on the Board during the period beginning on such June 1 and ending on such director's last date of service and the denominator of which is 6.

        B.    Grant for Newly Appointed Directors.    If after June 1, 2004 a Non-Employee Director is initially elected or appointed to the Board effective on any date other than June 1, such Non-Employee Director shall automatically be granted, on the June 1 following the date he or she joins the Board (or such earlier date as he or she ceases to serve as a director), a number of RSUs equal to (i) 2,000 multiplied by (ii) a fraction, the numerator of which is the number of full calendar months such Non-Employee Director has served on the Board during the period beginning on the date such director joined the Board and ending on the following May 31 (or such earlier date as he or she ceases to serve as a director) and the denominator of which is 6; provided that such fraction shall in no event be greater than one.

        C.    Delivery of Shares.    Unless otherwise determined by the Board, the Non-Employee Director shall be entitled to delivery of Shares that underlie the RSUs then outstanding (which amount shall be rounded to the nearest whole number to avoid delivery of fractional Shares) upon the earlier of (i) the date of the Non-Employee Director's death or Disability, and (ii) one year after the date on which the Non-Employee Director is no longer serving as a director of the Company. Delivery of Shares shall be effected by book entry credit to the Non-Employee Director's account with the Company's transfer agent.

        D.    Restrictions.    A Non-Employee Director shall have only the rights of a general unsecured creditor of the Company and shall have no rights as a shareholder of the Company with respect to the RSUs. Upon delivery of Shares pursuant to Section VI.C the Non-Employee Director will obtain full voting and other rights as a shareholder of the Company. The RSUs granted pursuant to this Section VI shall be fully vested but may not be sold, transferred, pledged, assigned, or otherwise alienated at any time.

        E.    Dividend Equivalent Rights.    Each RSU shall include a Dividend Equivalent Right that shall entitle the Non-Employee Director to receive at or as soon as practicable after the time of distribution of any regular cash dividend paid by the Company in respect of a Share the record date for which occurs on or after the date such RSU is granted, a cash payment equal to such regular dividend payment as would have been made in respect of each Share underlying such RSU. Payment with respect to a Dividend Equivalent Right shall be made only with respect to such RSUs that are outstanding on the dividend record date.

        F.    Sale of the Company.    In the event of a merger of the Company with or into another corporation constituting a change of control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities (a "Sale of the Company"), the RSUs may be assumed by the successor corporation or a parent of such successor corporation or substantially equivalent RSUs may be substituted by the successor corporation or a parent of such successor corporation, and if the successor corporation does not assume the RSUs or substitute RSUs, then all outstanding RSUs shall immediately be payable in Shares upon consummation of the Sale of the Company. The Company shall provide at least 30 days prior written notice of the Sale of the Company to the holders of all outstanding RSUs, which notice shall state whether (a) the RSUs will be assumed by the successor corporation or substantially equivalent RSUs will be substituted by the successor corporation, or (b) the RSUs are immediately payable upon consummation of the Sale of the Company.

VII. Formula Stock Option Grants for Non-Employee Directors.

        A.    Annual Grant of Options.    On June 1 of each year, beginning June 1, 2001, Options to purchase 4,000 Shares shall automatically be granted to each Non-Employee Director serving on the Board on such date. If any such Non-Employee Director will be required to retire (pursuant to the policies of the Board) during the 12 month period beginning on the date of any grant (or if any such Non-Employee Director has notified the Board that he or she intends to resign from the Board for any reason during the 12 month period beginning on the date of any grant), such director shall instead be granted on June 1 of the relevant year Options to purchase a number of Shares equal to (i) 4,000, multiplied by (ii) a fraction, the numerator of which is the number of full calendar months such Non-Employee Director will serve on the Board during the period beginning on such June 1 and ending on such director's last date of service and the denominator of which is 12.

        B.    Grant for Newly Appointed Directors.    If after June 1, 2001 a Non-Employee Director is initially elected or appointed to the Board effective on any date other than June 1, such Non-Employee Director shall automatically be granted, on the date he or she joins the Board, Options to purchase a number of Shares equal to (i) 4,000, multiplied by (ii) a fraction, the numerator of which is the number of full calendar months such Non-Employee Director will serve on the Board during the period beginning on the date such director joins the Board and ending on the following May 31 and the denominator of which is 12.

        C.    Option Exercise Price.    The exercise price per Share for each Option shall be 100% of the Fair Market Value of a Share on the date of grant, subject to Section IV.B.

        D.    Term of Options.    Each Option shall be exercisable for ten years after the date of grant, subject to Section VII.F.

        E.    Conditions and Limitations on Exercise.

          (i)    Vesting.    Each Option shall vest in three installments as follows: (i) on each of the first and second anniversaries of the date of grant, as to one-third of the Shares subject to such Option (with any resulting fractional Share rounded to the nearest whole Share) and (ii) on the third anniversary of the date of grant, as to the remaining unvested portion of such Option. Upon a Non-Employee Director's mandatory retirement pursuant to the policies of the Board, the unvested portions of any outstanding Options held by such Non-Employee Director shall fully vest. Upon the termination of a Non-Employee Director's tenure for any other reason, the unvested portions of any outstanding Options shall expire and no Options granted to such Non-Employee Director shall vest after the termination of such director's tenure on the Board.

          (ii)    Exercise.    Each Option shall be exercisable in one or more installments and shall not be exercisable for less than 100 Shares, unless the exercise represents the entire remaining exercisable balance of a grant or grants. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of Shares subject to the Option. The option price of any Shares as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Non-Employee Director, be made in any one or any combination of the following forms:

            (a)   check or wire transfer of funds in such form as may be satisfactory to the Committee;

            (b)   delivery of Shares valued at their Fair Market Value on the date of exercise or, if the date of exercise is not a business day, the next preceding business day;

            (c)   through simultaneous sale through a broker of unrestricted Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board; or

            (d)   by authorizing the Company in his or her written notice of exercise to withhold from issuance a number of Shares issuable upon exercise of such Option which, when multiplied by the Fair Market Value of Common Stock on the date of exercise (or, if the date of exercise is not a business day, the next preceding business day), is equal to the aggregate exercise price payable with respect to the Option so exercised.

        In the event a Non-Employee Director elects to pay the exercise price payable with respect to an Option pursuant to clause (b) above, (i) only a whole number of Share(s) (and not fractional Shares) may be tendered in payment, (ii) such Non-Employee Director must present evidence acceptable to the Company that he or she has owned any such Shares tendered in payment of the exercise price (and that such Shares tendered have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (iii) the certificate(s) for all such Shares tendered in payment of the exercise price must be accompanied by duly executed instruments of transfer in a form acceptable to the Company. When payment of the Option exercise price is made by the tender of Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the Share(s) tendered in payment (plus any applicable taxes) shall be paid by check or wire transfer of funds. No Non-Employee Director may tender Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised.

        In the event a Non-Employee Director elects to pay the exercise price payable with respect to an Option pursuant to clause (d) above, (i) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (ii) such Non-Employee Director must present evidence acceptable to the Company that he or she has owned a number of Shares at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the Option exercise price is made by the withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid by check or wire transfer of funds. No Non-Employee Director may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised. Any withheld Shares shall no longer be issuable under such Option.

        F.    Additional Provisions.

          (i)    Accelerated Expiration of Options Upon Termination of Directorship.    Upon the termination of a Non-Employee Director's tenure for any reason, each outstanding vested and previously unexercised Option shall expire three months after the date of such termination; provided that (a) upon the termination of a Non-Employee Director's tenure as a result of death or Disability, each outstanding vested and previously unexercised Option shall expire two years after the date of his or her termination as a director, and (b) upon the mandatory retirement of a Non-Employee Director pursuant to the policies of the Board, each outstanding vested and previously unexercised Option shall expire five years after the date of his or her termination as a director. In no event shall the provisions of this Section VII.F operate to extend the original expiration date of any Option.

          (ii)    Sale of the Company.    In the event of a merger of the Company with or into another corporation constituting a change of control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities (a "Sale of the Company"), the Options may be assumed by the successor corporation or a parent of such successor corporation or substantially equivalent options may be substituted by the successor corporation or a parent of such successor corporation, and if the successor corporation does not assume the Options or substitute options, then all outstanding and unvested Options shall become immediately exercisable and all outstanding Options shall terminate if not exercised as of the date of the Sale of the Company (or other prescribed period of time). The Company shall provide at least 30 days prior written notice of the Sale of the Company to the holders of all outstanding Options, which notice shall state whether (a) the Options will be assumed by the successor corporation or substantially equivalent options will be substituted by the successor corporation, or (b) the Options are thereafter vested and exercisable and will terminate if not exercised as of the date of the Sale of the Company (or other prescribed period of time).

          (iii)    Liquidation or Dissolution.    In the event of the liquidation or dissolution of the Company, Options shall terminate immediately prior to the liquidation or dissolution.

        G.    Grant of Reload Options.    A Non-Employee Director who exercises all or any portion of an Option granted under the Plan before June 1, 2004 by the tender or withholding of Shares which have a Fair Market Value equal to not less than 100% of the exercise price for such Options (the "Exercised Options") shall be granted, subject to Section IV, an additional option (a "Reload Option") for a number of Shares equal to the sum of the number of Shares tendered or withheld in payment of the exercise price for the Exercised Options. Options granted on and after June 1, 2004 shall not provide for the grant of a Reload Option upon exercise.

        Reload Options shall be subject to the following terms and conditions:

          (i)    the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

          (ii)   subject to clause (iii) below, the Reload Option may be exercised at any time during the unexpired term of the Exercised Option (subject to earlier termination thereof as provided in the Plan); and

          (iii)  the other terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates and shall be subject to the provisions of the Plan, except that (a) the option price shall be the Fair Market Value of the Shares on the grant date of the Reload Option, (b) no Reload Option may be exercised within six months from the grant date thereof, and (c) no other Reload Option shall be granted upon exercise of such Reload Option.

        H.    Non-Qualified Stock Options.    All Options granted under the Plan shall be non-qualified options not entitled to special tax treatment under Code Section 422, as may be amended from time to time.

VIII. Election to Receive Stock in Lieu of Cash Compensation

        A.    General.    A Non-Employee Director may elect to reduce the cash compensation otherwise payable for services to be rendered by him or her as a director for any period beginning on June 1 and continuing to the following May 31 (or such other period for which cash compensation is payable to Non-Employee Directors pursuant to the policies of the Board), beginning June 1, 1996 and to receive in lieu thereof Election Shares as provided in this Section VIII.

        B.    Election.    By the later of (i) the date of the Company's annual meeting of stockholders next preceding the June 1 to which such election relates (but in no event less than five business days prior to such June 1) and (ii) such Non-Employee Director's Initial Election Date, each Non-Employee Director may make an irrevocable election to receive, in lieu of all or a specified percentage (which percentage shall be in 10% increments) of the cash compensation to which such director would otherwise be entitled as a member of the Board and any committee thereof (including the annual retainer fee and any meeting or other fees payable for services on the Board or any committee thereof, but excluding any reimbursement for out-of-pocket expenses) for the year beginning the following June 1 (or such other period for which cash compensation is payable to such Non-Employee Director pursuant to the policies of the Board), an equivalent value in Election Shares granted in accordance with this Section VIII. An election shall be effective (i) if made in accordance with clause (i) of the preceding sentence, beginning on the June 1 following such election; and (ii) if made on such Non-Employee Director's Initial Election Date, immediately.

        Each such election shall (i) be in writing in a form prescribed by the Company, (ii) specify the amount of cash compensation to be received in the form of Election Shares (expressed as a percentage of the compensation otherwise payable in cash), and (iii) be delivered to the Secretary of the Company. Such election may not be revoked or changed thereafter except as to compensation for services to be rendered in any 12 month period beginning on any June 1 at least six months following such revocation or new election.

        C.    Issuance of Common Stock.    If a Non-Employee Director elects pursuant to Section VIII.B above to receive Election Shares, there shall be issued to such director promptly following each subsequent June 1 for which such election is effective (or promptly following the first day of such other period for which such election is effective) a number of Election Shares equal to the amount of compensation otherwise payable for the 12 month period beginning on such June 1 (or the other period for which such election is effective) divided by the Fair Market Value of the Election Shares on such June 1 (or on the first day of such other period). To the extent that the application of the foregoing formula would result in fractional shares of Common Stock being issuable, cash will be paid to the Non-Employee Director in lieu of such fractional Election Shares based upon the Fair Market Value of such fractional Election Share.

        D.    Compliance with Exchange Act.    The election to receive Election Shares is intended to comply in all respects with Rule 16b-3(d)(1) promulgated under Section 16(b) of the Exchange Act such that the issuance of Election Shares under the Plan on a grant date occurring at least six months after the election shall be exempt from Section 16(b) of the Exchange Act.

        E.    Grant Date.    The grant date for each Election Share for the Non-Employee Director electing such option shall be the first day of the period to which such election relates and is effective.

IX.   Miscellaneous Provisions.

        A.    Rights of Non-Employee Directors.    No Non-Employee Director shall be entitled under the Plan to voting rights, dividends or other rights of a stockholder prior to the issuance of Common Stock. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

        B.    Limitations on Transfer and Exercise.    All Options granted under the Plan shall not be transferable by the Non-Employee Director, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by Section 1 et seq, of the Code, Title I of ERISA or the rules and regulations thereunder, and shall be exercisable during the Non-Employee Director's lifetime only by such Non-Employee Director or by such Non-Employee Director's guardian or other legal representative; provided, however, that the vested portions of Options may be transferred by the Non-Employee Director during his lifetime to (a) any member of his immediate family, (b) to a trust established for the exclusive benefit of himself or one or more members of his immediate family, or (c) to a partnership, the partners of which are limited to the Non-Employee Director and members of his immediate family. A transfer of an Option pursuant to this paragraph may only be effected by the Company at the written request of a Non-Employee Director and shall become effective only when recorded in the Company's record of outstanding Options. In the event an Option is transferred as contemplated in this paragraph, any Reload Options associated with such transferred Option shall terminate, and such transferred Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. Otherwise, a transferred Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant grant, and the transferee shall be entitled to the same rights as the Non-Employee Director, as if no transfer had taken place. As used in this paragraph, "immediate family" shall mean, with respect to any person, his/her spouse, any child, stepchild or grandchild, and shall include relationships arising from legal adoption.

        C.    Compliance with Laws.    No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements. Each Share delivered pursuant to Section VI or granted pursuant to Section VIII and each Option granted pursuant to Section VII shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares delivered, granted or subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting or delivery of such Share, such Option or the issuance or purchase of Shares thereunder, no such Share may be issued or delivered and no Option may be exercised or paid in Common Stock, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holder of an RSU, Share or Option will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. The Committee may at any time impose any limitations upon the delivery of a Share pursuant to an RSU, the sale of a Share or the exercise of an Option or the sale of the Shares delivered pursuant to an RSU or issued upon exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder. The Committee may at any time impose additional limitations, or may amend or delete the existing limitations, upon the exercise of Options by the tender or withholding of Shares in accordance with Section VII.E (including an amendment or deletion of the related ownership period for Shares specified in such Section), if such additional, amended or deleted limitations are necessary, desirable or no longer required (as the case may be) to remain in compliance with applicable accounting pronouncements relating to the treatment of the plan as a fixed plan for accounting purposes.

        D.    Payment of Withholding Tax.    Whenever Shares are to be delivered pursuant to Section VI or issued pursuant to Section VIII of the Plan or upon exercise of Options issued pursuant to Section VII of the Plan, the Company shall be entitled to require as a condition of delivery (i) that the participant remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related thereto, (ii) the withholding of Shares due to the participant under the Plan with a Fair Market Value equal to such amount, or (iii) any combination of the foregoing.

        E.    Expenses.    The expenses of the Plan shall be borne by the Company and its Subsidiaries.

        F.    Deemed Acceptance, Ratification and Consent.    By accepting any Common Stock hereunder or other benefit under the Plan, each Non-Employee Director and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

        G.    Securities Act Registration.    The Company shall use its best efforts to cause to be filed under the Securities Act of 1933, as amended, a registration statement covering the Shares issued, and issuable upon delivery of Shares pursuant to RSUs and exercise of Options granted, under the Plan.

        H.    Governing Law.    The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

        I.    Election Shares.    Pending the grant of Election Shares hereunder, all compensation earned by a Non-Employee Director with respect to which an election to receive the grant of Election Shares pursuant to Section VIII.B has been made shall be the property of such director and shall be paid to him or her in cash in the event that Election Shares are not granted by the Company hereunder.

        J.    Headings; Construction.    Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.

X.    This section intentionally left blank.

XI.   Amendment.

        The Plan may be amended at any time and from time to time by resolution of the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without stockholder approval if such stockholder approval is required by law, rule or regulation. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Options, Shares or RSUs theretofore granted under the Plan without such participant's written consent, except for any modifications required to maintain compliance with any federal or state statute or regulation.

XII. Termination.

        The Plan shall terminate upon the earlier of the following dates or events to occur:

          (i)    upon the adoption of a resolution of the Board terminating the Plan; and

          (ii)   ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Article XIII.

        Except as specifically provided herein, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her consent with respect to any Options, Shares or RSUs theretofore granted under the Plan.

XIII. Stockholder Approval and Adoption.

        The Plan was originally adopted by the Board on March 12, 1996 and was approved and adopted at a meeting of the stockholders of the Company held on May 21, 1996. The Plan was amended and restated by the Board at meetings held on November 12, 1996, August 14, 1997 and, in connection with a 2-for-1 stock split in the form of a dividend, effective as of July 2, 1998. The Plan was further amended and restated by the Board at meetings held on November 10, 1998, on September 18, 2000, effective as of June 1, 2001 and on September 8, 2003 effective as of June 1, 2004. Until June 1, 2004, the Plan as amended and restated on September 18, 2000, effective as of June 1, 2001 remained in effect. The Plan was further amended and restated by the Board at meetings held on November 9, 2004 and September 10, 2006.